COMMON STOCK                                                        COMMON STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                         PALLET RECYCLING ASSOCIATES OF
                              NORTH AMERICA, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
OF

               PALLET RECYCLING ASSOCIATES OF NORTH AMERICA, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY                                                CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
   NORWEST BANK MINNESOTA, N.A.
      Transfer Agent and Registrar

      By
              Authorized Signature



               PALLET RECYCLING ASSOCIATES OF NORTH AMERICA, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship
         and not as tenants in common
UNIF GIFT MIN ACT - _____________ Custodian ___________________
                      (Cust)                    (Minor)
                    under Uniform Gifts to Minors
                    Act ___________________________
                                (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________
|____________________________________|

- --------------------------------------------------------------------------------
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                  OF ASSIGNEE)

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- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ________________________


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.